Exhibit 10.2

PLEDGE AGREEMENT

between

IDEANOMICS, INC.

and

TILLOU MANAGEMENT AND CONSULTING LLC

dated as of

March 19, 2023

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of March 19, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement") made by and among Ideanomics, Inc., a Nevada Corporation (the "Borrower"), and the grantors listed on the signature pages hereto (the "Original Grantors"), as grantors, pledgors, assignors and debtors (the Borrower, together with the Original Grantors, in such capacities and together with any successors in such capacities, the "Grantors", and each, a "Grantor"), in favor of Tillou Management and Consulting LLC, a New Jersey Limited Liability Company, with a principal place of business at 325 Tillou Rd., South Orange, New Jersey 07079, pursuant to the Promissory Note of even date herewith (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the "Lender").

RECITALS

The Borrower, the Original Grantors, and the Lender have, in connection with the execution and delivery of this Agreement, entered into that certain Promissory Note, dated as of March 19, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Loan Agreement"); capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

The Borrower and each other Grantor are the direct or indirect legal and beneficial owners of all of the Secured Collateral more particularly described on Schedule 1 attached hereto.

The Borrower and each other Grantor will receive substantial direct and indirect benefits from the execution, delivery and performance of the obligations under the Loan Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

This Agreement is given by each Grantor in favor of the Lender to secure the payment and performance of all of the Secured Obligations.

It is a condition to the obligations of the Lender to make the Loans under the Loan Agreement, that each Grantor execute and deliver the applicable Loan Documents, including this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and the Lender hereby agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

Section 1.01       Definitions.

(a)            Unless otherwise defined herein or in the Loan Agreement, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(b)            The following terms shall have the following meanings:

"Agreement" has the meaning set forth in the Preamble hereof.

"Borrower" has the meaning set forth in the Preamble hereof.

"Claims" means any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and landlords', carriers', mechanics', workmen's, repairmen's, laborers', materialmen's, suppliers' and warehousemen's Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral.

"Lender" has the meaning set forth in the Preamble hereof.

"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

"Contested Liens" means, collectively, any Liens incurred in respect of any Claims to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested in good faith and with proper reserves established with respect thereto in accordance with GAAP and otherwise comply with the provisions of Section 3.07; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Lien and security interest created by this Agreement, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

"Distributions" means, collectively, with respect to each Grantor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, from time to time received, receivable or otherwise distributed or distributable to such Grantor in respect of or in exchange for any or all of the Pledged Debt.

"Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

"Excluded Equity" means, any voting stock of any direct Subsidiary of any Grantor that is a controlled foreign corporation (as defined in Section 957 of the Internal Revenue Code (a "CFC")) in excess of 65% of the total combined voting power of all classes of stock of such CFC that are entitled to vote (within the meaning of Section 1.956-2(c)(2) of the Treasury Regulations), except to the extent that a pledge hereunder of such excess voting stock could not reasonably be expected to result in an adverse tax consequence to such Grantor.

"Excluded Swap Obligation" means, with respect to any Grantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Grantor of, or the grant by such Grantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Grantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Grantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

"First Priority" means, with respect to any Lien purported to be created in any Pledged Collateral pursuant to this Agreement, such Lien is the most senior lien to which such Pledged Collateral is subject (subject only to Liens permitted under the Loan Agreement).

"Grantor" has the meaning set forth in the Preamble hereof.

"Indemnitee" has the meaning set forth in Section 7.07.

"Lenders" has the meaning set forth in the first Recital hereof.

"Loan Agreement" has the meaning set forth in the first Recital hereof.

"Organizational Documents" means the certificate of incorporation and by-laws or any comparable formation documents of any business entity (including limited liability companies and partnerships).

"Original Grantors" has the meaning set forth in the Preamble hereof.

"Pledged Collateral" has the meaning set forth in Section 2.01.

"Pledged Debt" means, with respect to each Grantor, the intercompany notes or other evidences of Debt from time to time held by such Grantor as specifically described in Schedule 1 hereof and issued by the obligors named therein, and all interest, cash, instruments and other property, assets or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such promissory notes and all certificates, instruments or agreements evidencing such promissory notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

"Secured Obligations" means (i) obligations of the Borrower and the other Loan Parties from time to time arising under the Loan Agreement, any other Loan Document or otherwise with respect to the due and prompt payment of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding ("Postpetition Interest")) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by the Borrower and any other Loan Party under the Loan Agreement or any other Loan Document in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements made under Letters of Credit, interest thereon (including Postpetition Interest) and obligations to provide cash collateral and (C) all other monetary obligations, including fees, costs, attorneys' fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary or secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower and the other Loan Parties under or in respect of any Loan Document, (ii) the due and prompt performance of all other covenants, duties, debts, obligations and liabilities of any kind of the Borrower and the other Loan Parties, individually or collectively, under or in respect of the Loan Agreement, this Agreement, the other Loan Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary or secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise, (iii) the due and prompt payment and performance of all covenants, duties, debts, obligations and liabilities of any kind of the Borrower and the other Loan Parties under or in respect of each Secured Hedge Agreement entered into with any counterparty that was a Lender or an Affiliate of a Lender at the time such Secured Hedge Agreement was entered into (provided that Secured Obligations shall in no event include Excluded Swap Obligations ) and (iv) the due and prompt payment and performance of all covenants, duties, debts, obligations and liabilities of any kind of the Borrower and the other Loan Parties under or in respect of each Secured Cash Management Agreement.

"Secured Collateral" means the Pledged Debt and the Distributions.

"Swap Obligation" means, with respect to any Grantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

"Time Deposit" has the meaning set forth in Section 5.02.

"UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the perfection or priority of the Lender's security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

Section 1.02       Interpretation. The rules of interpretation specified in the Loan Agreement shall be applicable to this Agreement. All references in this Agreement to Sections are references to Sections of this Agreement unless otherwise specified. All references in this Agreement to Schedules and Exhibits are references to Schedules and Exhibits of this Agreement unless otherwise specified.

Section 1.03       Resolution of Drafting Ambiguities. Each Grantor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of this Agreement, that it and its counsel reviewed and participated in the preparation and negotiation of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Lender) shall not be employed in the interpretation of this Agreement.

Section 1.04       Schedules. The Lender and each Grantor agree that the Schedules hereto, all descriptions of Pledged Collateral contained in the Schedules and all amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II
Pledge

Section 2.01       Pledge. As collateral security for the payment and performance in full of all the Secured Obligations, each Grantor hereby pledges and assigns to the Lender, and grants to the Lender, a Lien on and security interest in and to, all of the right, title and interest of such Grantor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the "Pledged Collateral"):

(a)            all Secured Collateral;

(b)            to the extent not covered by clause (a) of this sentence, all proceeds and products of each of the foregoing, all books and records at any time evidencing or relating to any of the foregoing, all supporting obligations related thereto, and all accessions of and to, substitutions and replacements for, and profits and products of, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (a) and (b) above, the security interest created by this Agreement shall not extend to, and the term "Pledged Collateral" shall not include, any Excluded Equity, provided that, if any Excluded Equity would have otherwise constituted Pledged Collateral, when such property shall cease to be Excluded Equity, such property shall be deemed at all times from and after the date hereof to constitute Pledged Collateral.

The Grantors shall from time to time at the request of the Lender give written notice to the Lender identifying in reasonable detail the Excluded Equity (and stating in such notice that such Excluded Equity constitutes "Excluded Equity") and shall provide to the Lender such other information regarding the Excluded Equity as the Lender may reasonably request.

Section 2.02       Filings. Each Grantor hereby irrevocably authorizes the Lender at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral without the signature of such Grantor where permitted by law. Each Grantor agrees to provide all necessary information related to such filings to the Lender promptly upon request by the Lender.

Section 2.03       Further Assurances. Each Grantor shall take such further actions, and execute and/or deliver to the Lender such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, and will obtain such governmental consents and corporate approvals and will cause to be done all such other things, as the Lender may in its reasonable judgment deem necessary or appropriate in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted in the Pledged Collateral as provided herein and the rights and interests granted to the Lender hereunder, and enable the Lender to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of any financing statements, continuation statements and other documents under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Lender and in such offices wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Lender hereunder, as against third parties, with respect to the Pledged Collateral. With respect to all Pledged Collateral of a Grantor over which the Lender may obtain "control" within the meaning of section 8-106 of the UCC, such Grantor shall take all actions as may be requested from time to time by the Lender so that control of such Pledged Collateral is obtained and at all times held by the Lender. Without limiting the generality of the foregoing, but subject to applicable law, each Grantor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Lender from time to time upon reasonable request by the Lender such lists, schedules, descriptions and designations of the Pledged Collateral, statements, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Lender shall reasonably request. If an Event of Default has occurred and is continuing, the Lender may institute and maintain, in its own name or in the name of any Grantor, such suits and proceedings as the Lender may be advised by counsel to be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Grantors.

ARTICLE III
Representations and warranties

Each Grantor represents and warrants as follows:

Section 3.01       Loan Agreement Representations. Each Grantor makes the representations and warranties set forth in Section 4, Representations and Warranties, of the Loan Agreement as they relate to the Grantors or to the Loan Documents to which any Grantor is a party, each of which is hereby incorporated herein by reference, and the Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 3.01, be deemed to be a reference to the Grantors' knowledge.

Section 3.02       Ownership of Property and No Other Liens.

(a)            Each Grantor is the sole, direct, legal and beneficial owner of all Secured Collateral listed opposite its name on Schedule 1, and has good and marketable title to all its Pledged Collateral, and none of such property is subject to any Lien, claim, option or right of others except for the Liens permitted under the Loan Agreement and such defects in title as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Person other than the Lender has control or possession of all or any part of the Pledged Collateral, except as permitted by the Loan Agreement.

(b)            None of the account debtors or other Persons obligated on any of the Pledged Collateral is a Governmental Authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Pledged Collateral.

Section 3.03       Perfected First Priority Security Interest.

(a)            All certificates, agreements, promissory notes or instruments representing or evidencing the Secured Collateral in existence on the date hereof have been delivered to the Lender in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank and (assuming continuing possession by the Lender of all such Secured Collateral) the Lender has a perfected First Priority security interest therein.

(b)            The Lender has a perfected First Priority security interest in all Secured Collateral that are uncertificated securities pledged by it hereunder that are in existence on the date hereof.

(c)            On the date hereof all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by each Grantor to the Lender in respect of the Pledged Collateral have been delivered to the Lender in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office required by law to perfect, continue and maintain a valid, enforceable, First Priority security interest in the Pledged Collateral as provided herein.

(d)            This Agreement is effective to create in favor of the Lender, a legal, valid and enforceable security interest in the Pledged Collateral and the proceeds thereof. All filings and other actions necessary or appropriate to perfect the security interest in the Pledged Collateral granted by such Grantor hereunder have been duly made or taken and are in full force and effect; and such security interest is First Priority.

Section 3.04       Name, Jurisdiction of Organization, Etc. Each Grantor's type of organization, jurisdiction of organization, legal name, Federal Taxpayer Identification Number and chief executive office or principal place of business all as in effect on the date hereof, are indicated next to its name in Schedule 2. Schedule 2 also lists each Grantor's jurisdiction and type of organization, legal name and location of chief executive office or principal place of business at any time during the four months preceding the date hereof, if different from those referred to in the preceding sentence.

Section 3.05       Pledged Debt.

(a)            Schedule 1 sets forth a complete and accurate list of all Pledged Debt subject to this Agreement as of the date hereof. All certificates, promissory notes, instruments, documents or other writings evidencing or representing the Pledged Collateral have been delivered to the Lender.

(b)            All of the Pledged Debt described on Schedule 1 has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof, enforceable in accordance with their respective terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law)) and is not in default.

(c)            No Secured Collateral pledged by any Grantor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against any Grantor by any Person with respect thereto Lender.

(d)            None of the Pledged Debt is now or will hereafter be held or maintained in the form of a securities entitlement or credited to any securities account.

Section 3.06       Pledged Collateral Information. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists previously delivered to the Lender, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects.

Section 3.07       Claims. All Claims imposed upon or assessed against the Pledged Collateral have been paid and discharged except to the extent such Claims constitute a Contested Lien or a Lien permitted by the Loan Agreement.

ARTICLE IV
Covenants

Each Grantor covenants as follows:

Section 4.01       Perfection of Certificated Secured Collateral. Each Grantor hereby agrees that all certificates, agreements, promissory notes or instruments representing or evidencing the Secured Collateral acquired by such Grantor after the date hereof, shall immediately upon receipt thereof by such Grantor be held by or on behalf of and delivered to the Lender in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender.

Section 4.02       Perfection of Uncertificated Secured Collateral. Each Grantor hereby agrees that if any of the Secured Collateral are at any time uncertificated securities, such Grantor will cause the issuer thereof either (a) to register the Lender as the registered owner of such securities or (b) to agree in an authenticated record with such Grantor and the Lender that such issuer will comply with instructions with respect to such securities originated by the Lender without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Lender, (c) upon request by the Lender, provide to the Lender an opinion of counsel, in form and substance reasonably satisfactory to the Lender, confirming such pledge and perfection thereof.

Section 4.03       Maintenance of Perfected Security Interest. Each Grantor shall, at its sole cost and expense, maintain the security interest created by this Agreement in the Pledged Collateral as a perfected First Priority security interest.

Section 4.04       No Transfer of Pledged Collateral. No Grantor shall sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any Lien on, any of the Pledged Collateral pledged by it hereunder or any interest therein except as permitted by the Loan Agreement.

Section 4.05       Claims Against Pledged Collateral. Each Grantor shall, at its own cost and expense, defend title to the Pledged Collateral and the First Priority security interest and Lien granted to the Lender with respect thereto against all claims and demands of all Persons at any time claiming any interest therein materially adverse to the Lender other than Liens permitted under the Loan Agreement. Except as expressly permitted by the Loan Agreement or any other Loan Document, there is no agreement to which any Grantor is a party, order, judgment or decree, and no Grantor shall enter into any agreement or take any other action, that would reasonably be expected to restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict in any material respect with such Grantors' obligations or the rights of the Lender hereunder.

Section 4.06       Other Financing Statements. No Grantor shall execute, authorize or permit to be filed in any recording office any financing statement or other similar instrument covering all or any part of the Pledged Collateral or listing such Grantor as debtor with respect to all or any part of the Pledged Collateral, except financing statements and other instruments filed in respect of Liens permitted under the Loan Agreement.

Section 4.07       Changes in Name, Jurisdiction of Organization, Etc. No Grantor shall, except upon not less than 10 days' prior written notice, or such lesser notice period agreed to by the Lender, to the Lender and the Administrative Agent, and delivery to the Lender of all additional financing statements, information and other documents reasonably requested by the Lender or the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(a)            change its legal name, identity, type of organization or corporate structure;

(b)            change the location of its chief executive office or its principal place of business;

(c)            change its Federal Taxpayer Identification Number; or

(d)            change its jurisdiction of organization (in each case, including by merging into any other entity, reorganizing, organizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction).

Each Grantor shall, prior to any change described in the preceding sentence, take all actions reasonably requested by the Lender to maintain the perfection and priority of the security interest of the Lender in the Pledged Collateral intended to be granted hereunder.

Each Grantor agrees to promptly provide the Lender with certified Organizational Documents reflecting any of the changes described in this Section 4.07.

Section 4.08       Pledged Debt Covenants.

(a)            Without the prior written consent of the Lender, no Grantor will cause or permit the limited liability company interest or partnership interest of any Grantor in any Subsidiary that is a limited liability company or partnership to constitute a security governed by Article 8 of the UCC of the jurisdiction in which such Subsidiary is organized unless the applicable Grantor, if it has not already done so, complies with Section 4.01 and Section 4.02 with respect to such security.

(b)            Each Grantor shall, upon obtaining any Pledged Debt of any Person, accept the same in trust for the benefit of the Lender and deliver to the Lender an updated Schedule 1, and the certificates and other documents required under Section 4.01 and Section 4.02 in respect of the additional Pledged Debt which are to be pledged pursuant to this Agreement, and confirm the Lien hereby created on such additional Pledged Debt.

Section 4.09       Approvals. In the event that the Lender desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Lender, each Grantor agrees to use its commercially reasonable efforts to assist the Lender in obtaining as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

Section 4.10       Compliance With Laws. Each Grantor shall pay promptly when due all Claims upon the Pledged Collateral or incurred in connection with the use or operation of the Pledged Collateral or incurred in connection with this Agreement. Each Grantor shall comply with all Requirements of Law applicable to the Pledged Collateral and perform and observe its duties and obligations under the Organizational Documents applicable to it, the failure to comply with which would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.11       Certain Agreements of Grantors.

(a)            In the case of each Grantor which is an issuer of Secured Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Secured Collateral issued by it and to comply with such terms to the extent applicable to it.

(b)            In the case of each Grantor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Grantor hereby irrevocably waives any and all provisions of the applicable Organizational Documents that conflict with the terms of this Agreement or prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Pledged Collateral or any enforcement action which may be taken in respect of any such Lien.

ARTICLE V
Liquidation, recapitalization, etc.

Section 5.01       Existing Voting Rights and Distributions.

(a)            So long as no Event of Default shall have occurred and be continuing and the Borrower has not received written notice from the Lender stating its intention to exercise its rights and remedies under Section 5.01(c):

(i)            Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Secured Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Loan Agreement or any other Loan Document; provided, however, that no Grantor shall in any event exercise such rights in any manner which would reasonably be expected to have a Material Adverse Effect.

(ii)            Each Grantor shall be entitled to receive and retain, free and clear of the Lien hereof, any and all Distributions, if and to the extent made in accordance with the provisions of the Loan Agreement; provided, however, that any and all (A) non-cash Distributions paid, received or otherwise distributed in respect of, or in exchange for, any Secured Collateral, (B) cash Distributions paid in respect of any Secured Collateral in connection with a liquidation or dissolution or reorganization or in connection with a reduction of capital, capital surplus, stock-split, spin-off or similar rearrangement and (C) cash paid or otherwise distributed in respect of principal, or redemption of, or in exchange for, any Secured Collateral, shall be immediately delivered to the Lender to hold as Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of such Grantor and be delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b)            The Lender shall be deemed without further action to have granted to each Grantor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Grantor and at the sole cost and expense of such Grantor, from time to time execute and deliver (or cause to be executed and delivered) to such Grantor all such instruments as such Grantor may reasonably request in order to permit such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.01(a)(i) and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.01(a)(ii).

(c)            Upon the occurrence and during the continuance of any Event of Default and upon receipt by the Borrower of written notice from the Lender including details of the Event of Default and stating its intent to exercise its rights and remedies under Section 5.01:

(i)            All rights of each Grantor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.01(a)(i) shall immediately cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole right to exercise such voting and other consensual rights.

(ii)            All rights of each Grantor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.01(a)(ii) shall immediately cease and all such rights shall thereupon become vested in the Lender, which shall have the sole right to receive and hold such Distributions as Pledged Collateral.

(d)            Each Grantor shall, at its sole cost and expense, from time to time execute and deliver to the Lender appropriate instruments as the Lender may request in order to permit the Lender to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.01(c)(i)(i) and to receive all Distributions which it may be entitled to receive under Section 5.01(c)(ii)(ii).

(e)            All Distributions which are received by any Grantor contrary to the provisions of Section 5.01(a)(ii) or Section 5.01(c) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of such Grantor and shall be paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

ARTICLE VI
Remedies

Section 6.01       Remedies.

(a)            If any Event of Default shall have occurred and be continuing, the Lender may exercise, without any other notice to or demand upon any Grantor, in addition to the other rights and remedies provided for herein or in any other Loan Document or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Pledged Collateral) and also may:

(i)             if the Lender so elects and gives written notice of such election to the Grantors, (A) exercise any voting rights relating to the Pledged Collateral (whether or not the same shall have been transferred into its name or the name of its nominee) for any lawful purpose, including for the amendment or modification of the Organizational Documents of any issuer, (B) give all consents, waivers, approvals, and ratifications in respect of such Pledged Collateral, (C) receive all amounts payable in respect of the Pledged Collateral otherwise payable under Section 5.01(a)(ii) to the respective Grantor, (D) exercise any and all rights and remedies of any Grantor under or in connection with the Pledged Collateral, and (E) otherwise act with respect to the Pledged Collateral as though it were the outright owner thereof (the Grantors hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Grantors, with full power and authority of substitution, to do so);

(ii)            demand, sue for, collect, compromise, or settle any rights or claims in respect of any Pledged Collateral, as the Lender deems suitable;

(iii)           without notice except as specified below and without demand for performance by the Grantors, sell, resell, assign and deliver or grant a license to use or otherwise dispose of the Pledged Collateral or any part thereof, in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable;

(iv)           cause all or any part of the Pledged Collateral held by it to be transferred into its name or the name of its nominee;

(v)            accelerate any Pledged Debt which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Debt (including, without limitation, to make any demand for payment thereon); and

(vi)           without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or part of the Secured Obligations against any funds deposited with it or held by it, including any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Lender.

Section 6.02       Sale of Pledged Collateral. In the event of any sale or other disposition of the Pledged Collateral as provided in ARTICLE VI, the Lender shall give to the Grantors at least ten (10) days' prior written notice of the time and place of any public sale or other disposition of the Pledged Collateral or the time after which any private sale or any other disposition is to be made. Each Grantor hereby acknowledges that ten days' prior written notice of such sale or other disposition shall be reasonable notice. The Lender may enforce its rights hereunder without any other notice and without any other action now or hereafter required by law, regulation, judicial order or decree or otherwise (all of which are hereby expressly waived by each Grantor, to the fullest extent permitted by law). The Lender may buy any part or all of the Pledged Collateral at any public sale or other disposition and if any part or all of the Pledged Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of a type which is the subject of widely-distributed standard price quotations, the Lender may buy at any private sale or other disposition and may make payments thereof by any means. Each Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Pledged Collateral and any other security for the Secured Obligations or otherwise. The Lender shall not be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall it be under any obligation to take any action with regard thereto.

Section 6.03       Registration of Stock. If the Lender elects to exercise its right to sell any Pledged Collateral pursuant to ARTICLE VI, and if in the opinion of the Lender it is necessary or advisable to have the Pledged Collateral (or the portion to be sold) registered under the provisions of the Securities Act, the relevant Grantor will, at any time and from time to time upon the written request of the Lender, use its commercially reasonable efforts to take or cause the issuer of such Pledged Collateral to take such action, and prepare, distribute and file such documents, as are necessary or advisable in the reasonable opinion of counsel for the Lender to permit the public sale of such Pledged Collateral including to (a) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments, agreements and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register and sell such Pledged Collateral in compliance with the Securities Act, (ii) use its commercially reasonable efforts to cause the related registration statement to become and remain effective for a period of one year from the date of the first public offering of such Pledged Collateral, and (b) make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto or in the opinion of any underwriters selected by the Lender to effectuate such purchase. Each Grantor further agrees to indemnify, defend and hold harmless the Lender, any underwriter and their respective directors, officers, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel to the Lender), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Lender expressly for use therein. Each Grantor further agrees, upon written request, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to (i) qualify, file or register, any of the Pledged Collateral under the "Blue Sky" or other securities laws of such states as may be requested by the Lender and keep effective all such qualifications, filings or registrations and (ii) to promptly make available to its security holders an earnings statement which will satisfy the provisions of section 11(a) of the Securities Act. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section.

Section 6.04       Private Sales. Each Grantor recognizes that the Lender may be unable to effect a public sale or other disposition of the Pledged Collateral due to the lack of a ready market for the Pledged Collateral, a limited number of potential buyers of the Pledged Collateral or certain prohibitions contained in the Securities Act, state securities laws, and other applicable laws, and that the Lender may be compelled to resort to one or more private sales or other dispositions thereof to a restricted group of purchasers. Each Grantor agrees that such private sales or other dispositions may be at prices and other terms less favorable to the seller than if sold at public sales or other dispositions and that such private sales or other dispositions shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Lender shall be under no obligation hereunder or otherwise (except as provided by applicable law) to delay a sale or other disposition of any of the Pledged Collateral for the period of time necessary to permit the registration of such securities for public sale or other public disposition under the Securities Act and applicable state securities laws. Any such sale or other disposition of all or a portion of the Pledged Collateral may be for cash or on credit or for future delivery and may be conducted at a private sale or other disposition where the Lender or any other Person or entity may be the purchaser of all or part of the Pledged Collateral so sold or otherwise disposed of. Each Grantor agrees that to the extent notice of sale or other disposition shall be required by law, at least ten (10) days' prior notice to the applicable Grantor of the time and place after which any private sale is to be made shall constitute reasonable notification. Subject to the foregoing, the Lender agrees that any sale or other disposition of the Pledged Collateral shall be made in a commercially reasonable manner. The Lender shall incur no liability as a result of the sale or other disposition of any of the Pledged Collateral, or any part thereof, at any private sale which complies with the requirements of this ARTICLE VI. Each Grantor hereby waives, to the extent permitted by applicable law, any claims against the Lender arising by reason of the fact that the price at which any of the Pledged Collateral, or any part thereof, may have been sold or otherwise disposed of at such private sale was less than the price that might have been obtained at a public sale or other public disposition, even if the Lender accepts the first offer deemed by the Lender on good faith to be commercially reasonable under the circumstances and does not offer any of the Pledged Collateral to more than one offeree.

Section 6.05       No Waiver and Cumulative Remedies. No failure on the part of the Lender to exercise, no course of dealing with respect to, and no delay on the part of the Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Lender be required to look first to, enforce or exhaust any other security, collateral or guaranties. Neither the Lender not any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.05), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

Section 6.06       Grantors' Agreements.

(a)            If the Lender determines to exercise its right to sell all or any of the Pledged Collateral of any Grantor pursuant to ARTICLE VI, each Grantor agrees that, upon request of the Lender, such Grantor will, at its own expense:

(i)            provide the Lender with such information and projections as may be necessary or, in the opinion of the Lender, advisable to enable the Lender to effect the sale of such Pledged Collateral; and

(ii)            do or cause to be done all such other acts and things as may be necessary to make the sale of such Pledged Collateral valid and binding and in compliance with all applicable Requirements of Law.

(b)            To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder. The Grantors hereby waive presentment, notice of dishonor, and protest of all instruments included in or evidencing any of the Secured Obligations or the Pledged Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).

Section 6.07      Application of Proceeds. Upon the exercise by the Lender of its remedies hereunder, any proceeds received by the Lender in respect of any realization upon any Pledged Collateral shall be applied in accordance with the Loan Agreement. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Lender to collect such deficiency.

ARTICLE VII
MISCELLANEOUS

Section 7.01      Performance By Lender. If any Grantor shall fail to perform any covenants contained in this Agreement after giving effect to all applicable grace periods(including covenants to pay insurance, taxes and claims arising by operation of law in respect of the Pledged Collateral and to pay or perform any Grantor obligations under any Pledged Collateral) or if any representation or warranty on the part of any Grantor contained herein shall be breached, the Lender may (but shall not be obligated to) following notice to such Grantor of such failure to perform and such Grantor's failure to remedy such failure within a commercially reasonable time period, do the same or cause it to be done or remedy any such breach, and may make payments for such purpose; provided, however, that the Lender shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Grantor fails to pay or perform as and when required hereby and which such Grantor does not contest in accordance with the provisions of the Loan Agreement. Any and all amounts so paid by the Lender shall be reimbursed by the Grantors in accordance with the provisions of Section 7.07. Neither the provisions of this Section 7.01 nor any action taken by the Lender pursuant to the provisions of this Section 7.01 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default.

Section 7.02      Power of Attorney. Each Grantor hereby appoints the Lender its attorney-in-fact, with full power and authority in the place and stead of such Grantor and in the name of such Grantor, or otherwise, from time to time during the existence of an Event of Default in the Lender's discretion to take any action and to execute any instrument or document consistent with the terms of the Loan Agreement and the other Loan Documents which the Lender may deem necessary or advisable to accomplish the purposes hereof (but the Lender shall not be obligated to and shall have no liability to such Grantor or any third party for failure to so do or take action). Except where prior notice is expressly required by the terms of this Agreement, the Lender shall use commercially reasonable efforts to provide notice to the Grantor prior to taking any action contemplated in the preceding sentence; provided that failure to deliver such notice shall not limit the Lender's right to take such action or the validity of any such action. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

Section 7.03       Continuing Security Interest and Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) be binding upon the Grantors, their respective successors and assigns and (b) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and each of their respective permitted successors, transferees and assigns and their respective officers, directors, employees, affiliates, agents, advisors and controlling Persons; provided that, no Grantor shall assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender and any attempted assignment or transfer without such consent shall be null and void. Without limiting the generality of the foregoing clause (b), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Loan Agreement and, in the case of a Secured Party that is a party to a Secured Hedge Agreement or Secured Cash Management Agreement, such Secured Hedge Agreement or Secured Cash Management Agreement.

Section 7.04       Termination and Release.

(a)            At such time as the Loans and the other Secured Obligations have been paid in full (other than contingent indemnification obligations in which no claim has been made or is reasonably foreseeable), the Commitments have been terminated, the Pledged Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and each Grantor hereunder shall terminate, all without delivery of any instrument or any further action by any party, and all rights to the Pledged Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Lender shall deliver to such Grantor any Pledged Collateral held by the Lender hereunder, and execute and deliver to such Grantor any documents that such Grantor shall reasonably request to evidence such termination.

(b)            If any of the Pledged Collateral is sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Loan Agreement, then the Lien created pursuant to this Agreement in such Pledged Collateral shall be released, and the Lender, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases and other documents reasonably necessary or advisable for the release of the Liens created hereby on such Pledged Collateral; provided that the Borrower shall provide to the Lender evidence of such transaction's compliance with the Loan Agreement and the other Loan Documents as the Lender shall reasonably request. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder if all the Equity Interests of such Grantor are sold, transferred or otherwise disposed of in a transaction permitted by the Loan Agreement; provided that the Borrower shall have delivered to the Lender, at least ten Business Days (or such shorter period reasonably acceptable to the Lender) prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Loan Agreement and the other Loan Documents.

Section 7.05       Modification in Writing. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by any Grantor therefrom shall be effective, except by a written instrument signed by the Lender in accordance with the terms of the Loan Agreement. Any amendment, modification or supplement of any provision hereof, any waiver of any provision hereof and any consent to any departure by any Grantor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, terminated or waived with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 7.06       Notices. Unless otherwise provided herein, any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Loan Agreement, and, as to any Grantor, addressed to it at the address of such Grantor set forth in Schedule 2 hereof and as to the Lender, addressed to it at the address set forth in the Loan Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party.

Section 7.07       Indemnity and Expenses.

(a)            Each Grantor hereby agrees to indemnify and hold harmless the Lender (and any sub-agent thereof) the Lender and each Related Party of the Lender (each such Person being called an "Indemnitee") from any losses, damages, liabilities, claims and related expenses (including the fees and expenses of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Grantor ) other than such Indemnitee and its Related Parties arising out of, in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any failure of any Secured Obligations to be the legal, valid, and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms, whether brought by a third party or by such Grantor, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (ii) result from a claim brought by any Grantor or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if such Grantor or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (iii) result from a claim not involving an act or omission of any Loan Party or any of its subsidiaries and that is brought by an Indemnitee against another Indemnitee (other than against the Lender in its capacities as such

(b)            To the fullest extent permitted by applicable law, each Grantor hereby agrees not to assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of proceeds thereof. No Indemnitee shall be liable for any damages arising from the use of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby by unintended recipients.

(c)            Each Grantor agrees to pay or reimburse the Lender for all its costs and expenses incurred in collecting against such Grantor its Secured Obligations or otherwise protecting, enforcing or preserving any rights or remedies under this Agreement and the other Loan Documents to which such Grantor is a party, including the fees and other charges of counsel to the Lender.

(d)            All amounts due under this Section shall be payable after demand therefor.

(e)            Without prejudice to the survival of any other agreement of any Grantor under this Agreement or any other Loan Documents, the agreements and obligations of each Grantor contained in this Section shall survive termination of the Loan Documents and payment in full of the Obligations and all other amounts payable under this Agreement.

Section 7.08       Governing Law, Consent to Jurisdiction and Waiver of Jury Trial. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York. The other provisions of Sections 10 (Governing Law) and 11 (Disputes) of the Loan Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

Section 7.09       Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

Section 7.10       Counterparts; Integration; Effectiveness. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Lender, constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. This Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received counterparts hereof signed by each of the other parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement. The words "execution," "signed," "signature," and words of similar import in this Agreement shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the New York Electronic Signatures and Records Act (N.Y. Tech. §§ 301 to 309).

Section 7.11      No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Lender of any of the rights or remedies hereunder, shall relieve any Grantor from the performance of any term, covenant, condition or agreement on such Grantor's part to be performed or observed in respect of any of the Pledged Collateral or from any liability to any Person in respect of any of the Pledged Collateral or shall impose any obligation on the Lender to perform or observe any such term, covenant, condition or agreement on such Grantor's part to be so performed or observed or shall impose any liability on the Lender for any act or omission on the part of such Grantor relating thereto or for any breach of any representation or warranty on the part of such Grantor contained in this Agreement, the Loan Agreement or the other Loan Documents, or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, the Lender shall not have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral. The obligations of each Grantor contained in this Section 7.11 shall survive the termination hereof and the discharge of such Grantor's other obligations under this Agreement, the Loan Agreement and the other Loan Documents.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Ideanomics, Inc.

By
Name: Alf Poor
Title: CEO

Tillou Management and Consulting LLC

By
Name: Stephen Skoller
Title: Asst. Treasurer

SCHEDULE 1

Debt Instrument	Date
Amended and Restated Standby Equity Purchase Agreement between Ideanomics, Inc. andYA II PN, Ltd. (“SEPA”).	September 14, 2022

Schedule 2

Grantor	Jurisdiction	FEIN	PPB	Collateral
Ideanomics, Inc.	Nevada	20-1778374	1441 Broadway, Suite #5116 New York, NY 10018	All proceeds remaining on 24,000,000 shares outstanding under SEPA with YA II PN, Ltd. 9/14/22